Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING MAY 31, 2008

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended May 31, 2008
(in 000's)

Monthly Consolidated Financial Data			March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008
Sales			20,889	24,016	18,911	19,349	0	0	0
Consolidated expenses			9,932	10,646	9,643	9,263	0	0	0
Income (loss) before interest, restructuring, tax & reorg			(1,127)	(464)	(828)	(1,045)	0	0	0
Reorganization items			870	1,079	727	814	0	0	0
Net Income (loss)			(2,284)	(1,931)	(1,869)	(2,224)	0	0	0

REQUIRED INSURANCE MAINTAINED			EXPIRATION		Are all accounts receivable being collected within terms?				No
AS OF SIGNATURE DATE			DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2009		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2009		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( )	5/4/2009		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2009		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2009		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
					If so, describe:	Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganization?			No plan confirmed
					Are all post-petition tax returns being filed timely ?				Yes

Note: The Debtors note that all federal and state income tax returns for the fiscal year ended February 3, 2007 have been filed, and returns for the fiscal year ended February 2, 2008 have been extended.

					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347					I certify under penalty of perjury that the following Monthly Operating
CITY, STATE, ZIP: Wilmington, DE 1989901347					Report, plus attachments, is true and correct to the best of my knowledge.
TELEPHONE: (302) 658-9200

/s/ Robert W. Driskell
Robert W. Driskell
Chief Financial Officer
June 13, 2008

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended May 31, 2008
(in 000's)

	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008

Sales	20,889	24,016	18,911	19,349	0	0	0
Cost of goods sold	12,084	13,834	10,096	11,131	0	0	0

Gross profit	8,805	10,182	8,815	8,218	0	0	0

Selling, general and administrative expense (SG&A)	9,622	10,256	9,331	8,913	0	0	0
Depreciation and amortization	310	390	312	350	0	0	0

Operating income (loss)	(1,127)	(464)	(828)	(1,045)	0	0	0

Reorganization expenses	870	1,079	727	814	0	0	0
Interest expense, net	287	388	314	365	0	0	0

Earnings (loss) before income taxes	(2,284)	(1,931)	(1,869)	(2,224)	0	0	0
Income taxes	0	0	0	0	0	0	0

Net earnings (loss)	(2,284)	(1,931)	(1,869)	(2,224)	0	0	0

SG&A Breakdown:
Wages and benefits	4,458	5,682	4,413	4,468	0	0	0
Advertising	694	557	597	596	0	0	0
Occupancy costs	3,086	3,157	3,016	3,059	0	0	0
Credit card fees	244	243	350	285	0	0	0
Other SG&A	1,140	617	955	505	0	0	0
Total selling, general and administrative expense	9,622	10,256	9,331	8,913	0	0	0

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of May 31, 2008
(in 000's)

	February 2,	March 1,	April 5,	May 3,	May 31	July 5,	August 2,	August 30,
	2008	2008	2008	2008	2008	2008	2008	2008
Assets
Current assets:
Cash and cash equivalents	2,280	2,358	2,430	2,705	2,347	0	0	0
Receivables, less allowance for doubtful accounts	4,453	4,220	4,110	4,037	4,192	0	0	0
Inventories	77,907	76,313	77,469	81,150	80,303	0	0	0
Income taxes refundable	8,118	8,118	8,118	8,118	8,118	0	0	0
Prepaid expenses	1,748	1,447	1,359	1,058	2,508	0	0	0
Total current assets	94,506	92,456	93,486	97,068	97,468	0	0	0

Property and equipment, at depreciated cost	43,683	43,376	43,101	44,531	44,564	0	0	0
Other assets	10,513	10,440	11,096	11,059	10,993	0	0	0
Total assets	148,702	146,272	147,683	152,658	153,025	0	0	0
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	19,393	17,740	16,636	17,906	18,418	0	0	0
Credit facility: DIP financing	23,608	27,888	33,116	36,981	41,117	0	0	0
Accrued liabilities	14,354	11,504	11,779	13,996	12,515	0	0	0
Postretirement benefits other than pensions	315	379	442	384	446	0	0	0
Pension and SERP liabilities	270	314	360	396	435	0	0	0
Other liabilities	3,071	3,083	3,086	2,986	2,976	0	0	0

Liabilities subject to compromise
Accounts payable	28,483	28,484	27,236	27,432	27,191	0	0	0
Accrued liabilities	7,323	7,297	7,297	6,739	6,266	0	0	0
Income taxes payable	1,500	1,500	1,500	1,500	1,500	0	0	0
Capital Lease Obligations	3,365	3,360	3,354	3,347	3,340	0	0	0
Postretirement benefits other than pensions	8,414	8,414	8,414	8,414	8,414	0	0	0
Pension and SERP liabilities	5,007	5,007	5,007	5,007	5,007	0	0	0
Other liabilities	6,543	6,523	6,471	6,369	6,376	0	0	0
Total liabilities	121,646	121,493	124,698	131,457	134,001	0	0	0

Total shareholders' equity	27,056	24,779	22,985	21,201	19,024	0	0	0
Total liabilities and shareholders' equity	148,702	146,272	147,683	152,658	153,025	0	0	0

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: Financial data in the Company's balance sheet as of February 2, 2008 has been adjusted from previously reported MOR's to reflect the 2007 audited financial results, which can be referenced in the Company's 2007 Form 10-K filed with the Securities and Exchange Commission on April 17, 2008.

Note 3: Hancock had $35.5 million of availability under the DIP Credit Facility at May 31, 2008.

Note 4: Deferred tax assets and liabilities have been netted together.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period May 31, 2008
(in 000's)

	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008
Cash flows from operating activities:
Net earnings (loss)	(2,284)	(1,931)	(1,869)	(2,224)	0	0	0
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	489	630	464	538	0	0	0
Amortization of deferred loan costs	48	60	48	48	0	0	0
LIFO charge (credit)	291	299	177	250	0	0	0
Reserve for store closings credits	(1)	(1)	(543)	(476)	0	0	0
Reserve for obsolete inventory	(130)	(64)	0	0	0	0	0
Reserve for sales returns and bad debt	0	0	0	(56)
Stepped rent accrual	(26)	(3)	7	2	0	0	0
Loss (gain) on disposition of property and equipment	(7)	0	24	(4)	0	0	0
Stock compensation expense	68	225	154	103	0	0	0
Reorganization expense, net	870	1,079	727	814
(Increase) decrease in assets
Receivables and prepaid expenses	534	198	374	(1,549)	0	0	0
Inventory at current cost	1,429	(1,407)	(4,185)	930	0	0	0
Other noncurrent assets	25	(716)	464	118	0	0	0
Increase (decrease) in liabilities
Accounts payable	(1,652)	(2,352)	1,466	271	0	0	0
Accrued liabilities	(3,324)	(325)	3,316	(1,663)	0	0	0
Postretirement benefits other than pensions	(54)	(54)	(107)	(25)	0	0	0
Long-term pension and SERP liabilities	(27)	107	16	70	0	0	0
Other liabilities	19	(45)	(203)	(1)	0	0	0
Net cash used in operating activities before reorganization activities	(3,732)	(4,300)	330	(2,854)	0	0	0
Net cash used for reorganization activities	(290)	(478)	(1,848)	(633)	0	0	0
Net cash used in operating activities	(4,022)	(4,778)	(1,518)	(3,487)	0	0	0

Cash flows from investing activities:
Additions to property and equipment	(175)	(359)	(1,609)	(921)	0	0	0
Proceeds from the disposition of property and equipment	5	20	18	20	0	0	0
Net cash used in investing activities	(170)	(339)	(1,591)	(901)	0	0	0

Cash flows from financing activities:
Net borrowings on DIP credit facility	4,280	5,228	3,865	4,136	0	0	0
Payments for capital leases	(4)	(6)	(6)	(6)	0	0	0
Payments for loan costs	0	0	(475)	(100)	0	0	0
Purchase of treasury stock	(6)	(33)	0	0	0	0	0
Net cash provided by financing activities	4,270	5,189	3,384	4,030	0	0	0
Decrease in cash and cash equivalents	78	72	275	(358)	0	0	0
Cash and cash equivalents:
Beginning of period	2,280	2,358	2,430	2,705	2,347	2,347	2,347
End of period	2,358	2,430	2,705	2,347	2,347	2,347	2,347

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the period ending May 31, 2008
(in 000's)

	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008
Hancock Fabrics, Inc.	8,140	8,899	8,292	7,847	0	0	0
Hancock Fabrics, LLC	357	392	376	389	0	0	0
Hancock Fabrics of Michigan, Inc.	0	0	0	0	0	0	0
HF Merchandising, Inc	13,188	15,008	11,991	12,122	0	0	0
Hancockfabrics.com, Inc.	306	335	190	126	0	0	0
HF Enterprises, Inc.	0	0	3	0	0	0	0
HF Resources, Inc.	0	0	3	0	0	0	0

Revenue allocation by entity
	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008
Hancock Fabrics, Inc.	19,696	22,708	17,903	18,241	-	-	-
Hancock Fabrics, LLC	863	997	811	900	-	-	-
Hancock Fabrics of Michigan, Inc.	-	-	-	-	-	-	-
Hancockfabrics.com, Inc.	330	311	197	208	-	-	-
	20,889	24,016	18,911	19,349	-	-	-

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities.  The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending May 31, 2008
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

1) Federal income taxes	YES (X)	NO ( )
2) FICA withholdings	YES (X)	NO ( )
3) Federal employee withholdings	YES (X)	NO ( )
4) Employer's FICA	YES (X)	NO ( )
5) Federal unemployment tax	YES (X)	NO ( )
6) State income and franchise taxes	YES (X)	NO ( )
7) State employee withholdings	YES (X)	NO ( )
8) State unemployment taxes	YES (X)	NO ( )
9) Property taxes	YES (X)	NO ( )
10) Sales tax	YES (X)	NO ( )
11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of May 31, 2008
(in 000's)

Accounts Receivable:	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008
Current	34	32	43	48	-	-	-
61 - 90	13	11	6	5	-	-	-
91 - 120	6	13	10	6	-	-	-
Over 121	25	21	28	35	-	-	-
Total aged accounts receivable	78	77	87	94	-	-	-
Excess work comp. claims	458	455	455	453	-	-	-
Accounts receivable vendors	1,183	1,166	1,082	1,067	-	-	-
Accounts receivable employees	6	2	1	3	-	-	-
Accounts receivable pension fund	588	590	643	656	-	-	-
Customer accounts receivable*	82	82	89	92	-	-	-
Credit card sales***	1,825	1,738	1,680	1,827	-	-	-
	4,220	4,110	4,037	4,192	-	-	-

Accounts Payable **	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008

0 - 30	9,701	8,240	8,930	9,773	-	-	-
31 - 60	1,461	1,850	2,233	1,477	-	-	-
61 - 90	79	16	18	468	-	-	-
91 - 120	29	15	8	32	-	-	-
Total aged accounts payable	11,270	10,121	11,189	11,750	-	-	-
Distribution center inventory in transit	2,605	3,265	3,272	3,603	-	-	-
Drop ship inventory in transit*	1,816	1,631	1,711	1,677	-	-	-
Misc. expense accruals*	2,049	1,619	1,734	1,388	-	-	-

Total unpaid post-petition payables	17,740	16,636	17,906	18,418	-	-	-

* Amounts shown are estimated based on historical data.

** The accounts payable agings is based on the invoice date. All vendors are generally being paid in accordance with negotiated payment terms.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of May 31, 2008
(in 000's)

	March 1, 2008	April 5, 2008	May 3, 2008	May 31, 2008	July 5, 2008	August 2, 2008	August 30, 2008

Proceeds
Fixtures	1.0	18.5	14.2	15.3	-	-	-
Vehicles	4.0	1.5	3.8	4.7	-	-	-
Land	-	-	-	-	-	-	-
	5.0	20.0	18.0	20.0	-	-	-

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.